Exhibit 23

Consent Of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements:

•                        Registration Statement (Form S-3 No. 33-20439) pertaining to the First Midwest Bancorp, Inc. Dividend Reinvestment and Stock Purchase Plan,

•                        Registration Statement (Form S-4 No. 333-114406) pertaining to First Midwest Capital Trust I,

•                        Registration Statement (Form S-8 No. 33-25136) pertaining to the First Midwest Bancorp, Inc. Savings and Profit Sharing Plan,

•                        Registration Statement (Form S-8 No. 33-42980) pertaining to the First Midwest Bancorp, Inc. 1989 Omnibus Stock and Incentive Plan,

•                        Registration Statement (Form S-8 No. 333-159389) pertaining to the First Midwest Bancorp, Inc. 1989 Omnibus Stock and Incentive Plan,

•                        Registration Statement (Form S-8 No. 333-42273) pertaining to the First Midwest Bancorp, Inc. 1989 Omnibus Stock and Incentive Plan,

•                        Registration Statement (Form S-8 No. 333-61090) pertaining to the First Midwest Bancorp, Inc. 1989 Omnibus Stock and Incentive Plan,

•                        Registration Statement (Form S-8 No. 333-50140) pertaining to the First Midwest Bancorp, Inc. Non-employee Directors’ 1997 Stock Option Plan,

•                        Registration Statement (Form S-8 No. 333-63095) pertaining to the First Midwest Bancorp, Inc. Non-employee Directors’ Stock Option Plan,

•                        Registration Statement (Form S-8 No. 333-63097) pertaining to the First Midwest Bancorp, Inc. Nonqualified Retirement Plan,

•                        Registration Statement (Form S-8 No. 333-151072) pertaining to the First Midwest Bancorp, Inc. Amended and Restated Non-employee Directors Stock Plan,

•                        Registration Statement (Form S-3 No. 333-157615) pertaining to a First Midwest Bancorp, Inc. debt and equity securities offering, and

•                        Registration Statement (Form S-8 No. 333-168973) pertaining to the First Midwest Bancorp, Inc. Amended and Restated Omnibus Stock and Incentive Plan

of our reports dated March 3, 2014, with respect to the consolidated financial statements of First Midwest Bancorp, Inc. and the effectiveness of internal control over financial reporting of First Midwest Bancorp, Inc. included in this Annual Report (Form 10-K) of First Midwest Bancorp, Inc. for the year ended December 31, 2013.

/s/ ERNST & YOUNG LLP

Chicago, Illinois

March 3, 2014